Q3 2016 Corporate Overview and Financial Results October 31, 2016

2 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Contents 3 4 6 18 19 21 23 41 Important information regarding forward-looking statements and use of non-GAAP financial measures About SVB Q3 2016 performance Regulatory environment Capital Outlook for 2016 and 2017 Appendix Non-GAAP reconciliations

3 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results (and the components of such results) for certain quarters in, and for the full years 2016 and 2017. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: deterioration, weaker than expected improvement, or other changes in the state of the economy or the markets in which we conduct business or are served by us (including the levels of IPOs and M&A activities); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in our deposit levels; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; accounting changes, as required by GAAP; and regulatory or legal changes or their impact on us, including the impact of the Volcker Rule. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K for the year ended December 31, 2015, which was filed on February 26, 2016; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K on October 20, 2016. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities. Use of Non-GAAP Financial Measures To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures (including, but not limited to, non-GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Non-GAAP reconciliations” section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information. Important Information

4 Q3 2016 Corporate Overview and Financial Results October 31, 2016 30+ years of focus on innovation companies, investors and influencers Strong market position Robust client funds franchise Diversified revenue streams Global reach Average balances for Q3’16 * Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds $43.5B $18.6B $81.0B A Unique Financial Services Company October 31, 2016 total client funds* assets loans

5 Q3 2016 Corporate Overview and Financial Results October 31, 2016 We Serve the Global Innovation Economy Technology + Life Sciences + Healthcare 5 Accelerator Revenue <$5M Growth Revenue $5M-$75M Corp Fin Revenue >$75M Investors Private Equity Venture Capital Individuals Private Bank October 31, 2016

6 Q3 2016 Corporate Overview and Financial Results October 31, 2016 A strong quarter • Stabilizing VC environment • Healthy loan growth • Return to total client funds growth • PE/VC gains strong; “thawing” IPO market • Stable credit quality • Positive outlook for 2017 …with challenges • VC market “recalibration” • Low interest rates • Complex regulatory environment/ increasing requirements • Competition Q3’16 Takeaways October 31, 2016

7 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Q3’16 vs. Q2’16: Solid Results 1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds. 2. The value of warrant and PE/VC-related investments is subject to potential increases or decreases in future periods, depending on market conditions and other factors. 3. Non-GAAP gains on investment securities net of non-controlling interests were $18.4M. Please see non-GAAP reconciliations at the end of this presentation for more information. 4. “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending- related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. Average loans: +2.5% Period-end loans: +1.5% Non-interest income: +27.8%; Core fee income4: +8.2% Gains of $21.6M2 on warrants and $23.2M on investment securities2,3 Net interest income: +2.1% Net interest margin: +2 bps Average total client funds1 relatively flat Average fixed income securities decreased 4.7% Stable credit quality overall with net charge-offs of 48 bps (annualized) and non-performing loans of 55 bps Solid capital position and increases in all key capital ratios; Bank tier 1 leverage ratio of 7.74% (+18 bps) Highest-ever quarterly EPS ($2.12) and net income ($111.1M)

8 Q3 2016 Corporate Overview and Financial Results October 31, 2016 $19 $12 -$5 $23 $23 $13 $10 -$2 $22 $18 $11 $16 $7 $5 $22 -$10 $0 $10 $20 $30 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 M ill io ns GAAP net gains (losses) on investment securities Net gains (losses) on investment securities net of non-controlling interests* Net equity warrant gains Q3’16 Warrant and Investment Securities Gains Rebound after VC market “recalibration” pressure in 1H’16 * This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. Included $12.4m gain from sale of U.S. Treasury securities Included $10.3m unrealized gains from Acacia Communications IPO

9 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Average Loans Grew 25% Year Over Year Private equity continued to drive growth in Q3’16 $14.9 $15.7 $17.0 $18.2 18.6 $15.3 $16.7 $17.7 $18.8 $19.1 $0 $5 $10 $15 $20 $25 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Average loans Period-end loans Billions

10 Q3 2016 Corporate Overview and Financial Results October 31, 2016 A Diversified Loan Portfolio 1. As of 9/30/2016; gross loans do not include the impact of deferred fees and costs. 2. Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports. 3. Technology and Life Science/Healthcare percentages are as a % of Total Gross Loans 4. Primarily capital call lines of credit Gross Loans: $19.2 Billion1,2 Technology and Life Science/Healthcare Only1,3 $8.3 Billion (43% of Gross Loans) Non-Early stage $0.9 Balance-sheet dependent covered by current assets; $1.7B is asset- based Cash flow dependent 1 Early Stage $1.1 Balance Sheet $2.5 Sponsored Buyout $2.1 Investor-dependent 1 Revenue: $0-$5MM 5% 13% 11% Investor-dependent 2 Revenue >$5MM 6% 9% Other $1.7 Cash flow dependent 2 Cash flow and hybrid Software & Internet $5.4 28% Hardware $1.2 6% Life Science/ Healthcare $1.7 9% Private Equity/Venture Capital4 $7.5 39% Wine $0.9 5% Private Bank $2.1 11% Other $0.4 2%

11 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Average Total Client Funds Flat in Q3’16 Client funds franchise still strong but lower market valuations, weak exit markets and client M&A activity have slowed total client funds growth YTD. $37.4 $38.9 $39.3 $38.2 $37.9 $42.0 $43.4 $42.5 $42.9 $43.1 $79.4 $82.3 $81.7 $81.0 $81.0 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Billions Average off-balance sheet client investment funds Average deposits

12 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Net Interest Income Grew 13.5% Year Over Year Millions $93.7 $289.47.58% 2.75% 2% 3% 4% 5% 6% 7% 8% $80 $120 $160 $200 $240 $280 $320 Q 1' 07 Q 3' 07 Q 1' 08 Q 3' 08 Q 1' 09 Q 3' 09 Q 1' 10 Q 3' 10 Q 1' 11 Q 3' 11 Q 1' 12 Q 3' 12 Q 1' 13 Q 3' 13 Q 1' 14 Q 3' 14 Q 1' 15 Q 3' 15 Q 1' 16 Q 3' 16 Net interest income Net interest margin

13 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Millions Credit Quality Was Stable Net charge-offs increased to $22.5M (48bps) vs. $19.4M (43bps) in Q2 The provision for non-performing loans was net of a $5.5M partial reserve release due to credit improvement on a non-performing Sponsored Buyout loan Provision for loan losses of $19.0M (vs. $36.3M in Q2’16) consisted of the following: • $8.0M provisions for performing loans • $5.5M for charge-offs not previously reserved for • $4.0M for non-performing loans • $2.8M for loan growth Q3’16 Credit Drivers Non-performing loans decreased to $106.3M (55 bps) vs. $124.7M (66 bps) in Q2 0.47% 0.10% 0.66% 0.55% $51.6M $11.8M $124.7M $106.3M 0.0% 0.5% 1.0% 1.5% 2.0% Non-performing loans/total gross loans Total non-performing loans 0.41% 0.05% 0.75% 0.48% $10.5M $1.7M $28.5M $22.5M 0.0% 0.5% 1.0% 1.5% 2.0% Net charge-offs/average total gross loans (annualized) Net charge-offs

14 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Our Credit Risk Profile Has Improved Over Time • Technology and Life Sciences/Healthcare lending represents only 43 percent of total loans (compared to 56 percent in 2007) • The strongest growth has come from segments with the best historical credit performance: Private Equity/Venture Capital (PE/VC) and Private Bank. • Growth in these areas has reduced the risk profile of our loan portfolio. • PE/VC, Private Bank and Wine represent 55 percent of the loan portfolio (compared to 38 percent in 2007) and have experienced nominal losses over the last decade. • Majority of loan losses have historically come from early-stage (ES) portfolio, which constitutes 6 percent of total loans vs. 14 percent in 2007. 1.1% 11% 3.5% 2015 ES loss rate Peak annual ES loss rates (2009) Average ES loss rate (2008-2015) 4.2% YTD 2016 annualized ES loss rate As of 9/30/16

15 Q3 2016 Corporate Overview and Financial Results October 31, 2016 GAAP Non-Interest Income Non-Interest Income $238.7 $310.2 $14.2 $80.2 $167.6 $123.5 $126.3 $108.5 $114.5 $86.1 $112.8 Q3’16 non-GAAP non-interest income1 included the following components: • Derivative gains of $19.7M, reflecting valuation-related warrant gains of $21.6M; $10.3M of these gains were related to the IPO of Acacia Communications during the quarter • Non-GAAP net gains on investment securities, net of NCI of $18.4M due to healthy new funding rounds • Core fee income2 of $80.5M, with increases driven by credit card, foreign exchange and letter of credit income • Other non-interest income of $20.7M, including $6.7M of carried interest related to VC-fund performance 1) Non-GAAP non-interest income, gains on investment securities net of non-controlling interests and “core fee” income are non-GAAP measures. Please see non- GAAP reconciliations at end of this presentation for more information. 2) Core Fee income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. Millions $100.9 $123.5 $49.5 $75.3 $104.3 $109.4 $117.7 $102.1 $111.8 $88.8 $111.2 $139.5 $0 $50 $100 $150 $200 $250 $300 $350 GAAP Non-Interest Income Non-GAAP Non-Interest Income net of Non-Controlling Interests $144.1

16 Q3 2016 Corporate Overview and Financial Results October 31, 2016 $49.0 $50.9 $50.0 $53.3 $55.3 $58.2 $66.1 $68.4 $72.7 $76.5 $74.5 $80.5 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Millions Core Fee Income* * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. Core fee income includes fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate.

17 Q3 2016 Corporate Overview and Financial Results October 31, 2016 $15.9 $17.2 $17.9 $17.9 $18.6 $17.7 $22.4 $23.0 $24.0 $27.0 $24.1 $25.9 $9.2 $10.3 $10.3 $10.9 $10.4 $12.1 $14.2 $14.5 $15.8 $15.5 $15.4 $18.3 $0 $10 $20 $30 $40 $50 Millions Foreign Exchange Credit Cards 1) Core Fee income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 2) FX increase in Q1’16 vs. Q4’15 was primarily driven by a reclassification of fees on forward contracts previously reflected in gains and losses on derivative instruments. 3) Credit card increase in Q3’16 was primarily due to a one-time reclassification of $1.8M in revenues previously reported in other noninterest expense related to certain merchant services client contracts. • Foreign exchange and credit card fees have driven 61% of core fee income increases since Q4’13 • YTD credit card fees have been impacted by lower client spending as a result of the recent VC market recalibration Core Fee Income1 Growth Drivers 2 3

18 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Complex Regulatory Environment As a global, commercial bank with a holding company structure, we face a more complex regulatory landscape. We have invested for years, and continue to invest, in regulatory and compliance infrastructure – people, processes and systems. Key Areas of Regulatory Focus • Road to $50B • Enhanced Prudential Standards, including – “CCAR” – Stress testing • BSA/AML • Volcker Rule • “Basel III”* * Refers to the adoption of the rules implementing the "Basel III" regulatory capital reforms and changes required by the Dodd-Frank Act October 3 , 2016

19 Q3 2016 Corporate Overview and Financial Results October 31, 2016 We Are Well Capitalized: Holdco Capital Ratios1 1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases. 2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2) 2014 2015 Q1’16 Q2’16 Q3’16 CET 1 risk-based Capital - 12.28% 12.38% 12.43% 12.75% Tier 1 risk-based capital 12.91% 12.83% 12.86% 12.89% 13.21% Total risk-based capital 13.92% 13.84% 13.90% 13.92% 14.22% Tier 1 leverage 7.74% 7.63% 7.69% 8.08% 8.35% Tangible common equity to tangible assets2 7.15% 7.16% 7.76% 8.13% 8.3% Tangible common equity to risk-weighted assets2 12.93% 12.34% 12.82% 12.91% 13.11%

20 Q3 2016 Corporate Overview and Financial Results October 31, 2016 2 We Are Well Capitalized: Bank Capital Ratios1 1. All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. • Exceptional deposit growth has pressured Tier 1 Leverage ratio over time, although a decline in total assets driven by tempered deposit growth YTD increased Tier 1 Leverage • “Basel III” adoption in January 2015 • Down-streamed capital from holding company (from Q2’14 $435M common equity raise and Q1’15 $350M debt raise) increased bank capital ratios across the board 2) 2014 2015 Q1’16 Q2’16 Q3’16 CET 1 risk-based Capital - 12.52% 12.57% 12.57% 12.77% Tier 1 risk-based capital 11.09% 12.52% 12.57% 12.57% 12.77% Total risk-based capital 12.12% 13.60% 13.66% 13.65% 13.83% Tier 1 leverage 6.64% 7.09% 7.19% 7.56% 7.74% Tangible common equity to tangible assets2 6.38% 6.95% 7.55% 7.90% 7.98% Tangible common equity to risk-weighted assets2 11.19% 12.59% 13.03% 13.07% 13.14%

21 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Business Driver 2016 Full Year Outlook vs. 2015 Full Year Results 1 Change since 7/21/16 Average loans Increase at a percentage rate in the mid- 20s No change Average deposits Increase at a percentage rate in the mid- single digits No change Net interest income1 Increase at a percentage rate in the mid-teens No change Net interest margin1 Between 2.60% and 2.80% No change Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2015 levels No change Net loan charge-offs Between 0.30%-0.50% of avg. total gross loans No change Non-performing loans/total gross loans Between 0.40% and 0.60% of total gross loans Improved from “between 0.60% and 1.00% of total gross loans due to credit improvements Core fee income 2 Increase at a percentage rate in the high teens Decreased from “low 20s” due to impact of lower average credit card spend, lower foreign exchange transaction sizes and lower off-balance sheet client investments due to current VC funding and exit markets Non-interest expense (excluding expenses related to non-controlling interests)3,4 Increase at a percentage rate in the high single digits No change 2016 Full-Year Outlook (as of 10/20/16) 1) Our outlook for net interest income and net interest margin is based primarily on management's current forecast of average deposit and loan balances and deployment of surplus cash into investment securities. Such forecasts are subject to change, and actual results may differ, based on market conditions, actual prepayment rates and other factors described under the section "Forward-Looking Statements" below. 2) Core fee income is a non-GAAP measure, which represents noninterest income, but excludes certain line items where performance is typically subject to market or other conditions beyond our control. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP core fee income to GAAP noninterest income for fiscal 2016 is included in this release, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of this release for further information regarding the calculation and limitations of this measure. 3) Noninterest expense (excluding expenses related to noncontrolling interests) is a non-GAAP measure, which represents noninterest expense, but excludes expenses attributable to noncontrolling interests. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP noninterest expense (excluding expenses related to noncontrolling interests) to GAAP noninterest expense for fiscal 2016 is included in this presentation, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of our quarterly earnings release for further information regarding the calculation and limitations of this measure. 4) Our outlook for noninterest expense is partly based on management's current forecast of performance-based incentive compensation expenses. Such forecasts are subject to change, and actual results may differ, based on our performance relative to our internal performance targets.

22 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Business Driver 2017 Full Year Outlook vs. 2016 Full Year Results1 Average loans Increase at a percentage rate in the high teens Average deposits Increase at a percentage rate in the mid- to high single digits Net interest income1 Increase at a percentage rate in the low double digits Net loan charge-offs Between 0.30%-0.50% of avg. total gross loans Core fee income 2 Increase at a percentage rate in the mid- to high teens Non-interest expense (excluding expense related to non-controlling interests)3,4 Increase at a percentage rate in the high single digits 2017 Preliminary Outlook (as of 10/20/16) 1) Our outlook for net interest income and net interest margin is based primarily on management's current forecast of average deposit and loan balances and deployment of surplus cash into investment securities. Such forecasts are subject to change, and actual results may differ, based on market conditions, actual prepayment rates and other factors described under the section "Forward-Looking Statements" below. 2) Core fee income is a non-GAAP measure, which represents noninterest income, but excludes certain line items where performance is typically subject to market or other conditions beyond our control. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP core fee income to GAAP noninterest income for fiscal 2016 is included in this release, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of this release for further information regarding the calculation and limitations of this measure. 3) Noninterest expense (excluding expenses related to noncontrolling interests) is a non-GAAP measure, which represents noninterest expense, but excludes expenses attributable to noncontrolling interests. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP noninterest expense (excluding expenses related to noncontrolling interests) to GAAP noninterest expense for fiscal 2016 is included in this presentation, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of our quarterly earnings release for further information regarding the calculation and limitations of this measure. 4) Our outlook for noninterest expense is partly based on management's current forecast of performance-based incentive compensation expenses. Such forecasts are subject to change, and actual results may differ, based on our performance relative to our internal performance targets.

23 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Appendix

24 Q3 2016 Corporate Overview and Financial Results October 31, 2016 25 28 30 31 36 37 38 40 41 About SVB Financial Highlights ROE Balance Sheet Interest Rate Sensitivity Credit Quality Investment Securities and Warrants Efficiency Ratio Non-GAAP reconciliations Appendix Contents

25 Q3 2016 Corporate Overview and Financial Results October 31, 2016 At the Center of the Innovation Economy for Over 30 Years Silicon Valley Bank Global commercial banking for innovators, enterprises and investors SVB Private Bank Private banking SVB Asset Management Investment strategies and solutions to help companies preserve and grow capital SVB Capital Private venture investing expertise, oversight and management SVB Analytics Strategic advisory, research and valuation services SVB Wealth Advisory Private wealth management

26 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Serving Innovation Around the World $1.5B (+28.7%) international loans* $6.7B (-0.8%) international deposits* 34% Increase in international clients *Average loan and deposit balances for Q3’16 (Growth rates Q3’16 compared to Q3’15) October 31, 2016

27 Q3 2016 Corporate Overview and Financial Results October 31, 2016 • Average tenure of 10 years at SVB • Diverse experience and skill sets to help direct our growth A Strong, Seasoned Management Team Greg Becker PRESIDENT & CEO SILICON VALLEY BANK & SVB FINANCIAL GROUP 23 years at SVB Phil Cox HEAD OF EMEA AND PRESIDENT OF THE UK BRANCH 7 years at SVB Mike Dreyer CHIEF OPERATIONS OFFICER Recently joined Marc Cadieux CHIEF CREDIT OFFICER 24 years at SVB Mike Descheneaux CHIEF FINANCIAL OFFICER 10 years at SVB Chris Edmonds-Waters HEAD OF HUMAN RESOURCES 13 years at SVB John China HEAD OF RELATIONSHIP BANKING 20 years at SVB Michelle Draper CHIEF MARKETING OFFICER 3 years at SVB Laura Izurieta CHIEF RISK OFFICER Recently joined Michael Zuckert GENERAL COUNSEL 2 years at SVB Bruce Wallace CHIEF DIGITAL OFFICER 8 years at SVB Joan Parsons HEAD OF SPECIALTY BANKING 22 years at SVB Roger Leone CHIEF INFORMATION OFFICER 1 year at SVB

Quarterly Highlights

	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16
Diluted earnings per share	$1.57	$1.68	$1.52	$1.78	$2.12
Net income available to common stockholders	$81.7M	$87.5M	$79.2M	$93.0M	$111.1M
Average loans *Change*	$14.9B *4.2%*	$15.7B *5.6%*	$17.0B *8.0%*	$18.2B *7.0%*	$18.6B *2.5%*
Average deposits *Change*	$37.4B *6.9%*	$38.9B *4.1%*	$39.3B *1.0%*	$38.2B *-2.8%*	$37.9B *-0.7%*
Average off-balance sheet client investment funds *Change*	$42.0B *10.8%*	$43.40B *3.5%*	$42.5B *-2.2%*	$42.9B *1.0%*	$43.1B *0.5%*
Average fixed income securities	$22.9B	$23.5B	$23.4B	$21.8B	$20.7B
Net interest margin	2.50%	2.54%	2.67%	2.73%	2.75%
Net interest income	$254.7M	$269.1M	$281.4M	$283.3M	$289.2M
GAAP non-interest income	$108.5M	$114.5M	$86.1M	$112.8M	$144.1M
Non-GAAP non-interest income, net of non-controlling interests *	$102.1M	$111.8M	$88.8M	$111.2M	$139.5M
Net charge-offs / Average total gross loans (annualized)	0.75%	0.28%	0.49%	0.43%	0.48%
Non-interest expense	$184.8M	$208.6M	$204.0M	$200.4M	$221.8M
Return on average SVBFG stockholders' equity (annualized)	10.35%	10.74%	9.58%	10.83%	12.32%
Return on average assets (annualized)	0.77%	0.80%	0.72%	0.86%	1.02%

- Non-GAAP non-interest income net of non-controlling interests is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.

svb Q3 2016 Corporate Overview and Financial Results October 31, 2016 28

Annual Highlights

	2011	2012	2013	2014	2015
Diluted earnings per share	$3.94 [1,2]	$3.91 [3]	$4.67 [4]	$5.31 [5]	$6.62
Net income available to common stockholders	$171.9M [1,2]	$175.1M [3]	$214.5M [4]	$263.9M [5]	$343.9M
Average loans *Change*	$5.8B *31.1%*	$7.6B *30.0%*	$9.4B *23.7%*	$11.5B *23.0%*	$14.8B *28.3%*
Average deposits *Change*	$15.6B *29.4%*	$17.9B *15.0%*	$19.6B *9.5%*	$28.3B *44.4%*	$36.3B *28.2%*
Average off-balance sheet client investment funds *Change*	$17.7B *12.9%*	$20.2B *14.0%*	$24.2B 19.8%	$30.0B 24.0%	$39.2B 30.6%
Average fixed-income securities [6]	$9.4B	$10.7B	$10.6B	$16.6B	$22.3B
Net interest margin	3.08%	3.19%	3.29%	2.81%	2.57%
Net interest income	$526.3M	$617.9M	$697.3M	$856.6M	$1,006.4M
GAAP non-interest income	$382.3	$335.5M	$673.2M	$572.2M	$472,.8M
Non-GAAP non-interest income , net of non-controlling interests[7]	$222.7M	$240.4M	$330.3M	$352.5M	$441.1M
Net charge-offs / Average total gross loans (annualized)	(0.02%)	0.31%	0.33%	0.32%	0.31%
Non-interest expense	$500.6M	$546.0M	$615.2M [4]	$707.2M [4]	$778.0M
Return on average SVBFG stockholders' equity (annualized)	11.87% [1,2]	10.09% [3]	11.13%	10.46% [5]	11.18%
Return on average assets (annualized)	0.92% [1,2]	0.82%[3]	0.92%	0.80% [5]	0.84%

1. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities
2. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
3. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
4. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
5. Includes post-tax net loss of $11.4M related to the sale of our SVBIF entity in India
6. Includes available-for-sale and held-to-maturity securities held on the balance sheet
7. Non-GAAP noninterest income, net of non-controlling interests is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information svb
Q3 2016 Corporate Overview and Financial Results October 31, 2016
29

30 Q3 2016 Corporate Overview and Financial Results October 31, 2016 ROAE has been impacted by pressure on asset yields due to low interest rates and deposit growth, as well as continued investment in our growth and expansion. Strong Return on Average Equity vs. Peers1 1) “Peers” refers to peer group as reported in our 2016 Proxy Statement, with adjustments to reflect recent acquisitions of several peers since the Proxy date. Peer ROAE data is from SNL Financial and reflects the most recent available data. 2) Annualized 2 15.17% 17.98% 10.21% 2.13% 7.72% 11.87% 10.09% 11.13% 10.46% 11.18% 10.95% 12.13% 9.73% 2.85% -4.45% 5.70% 8.54% 9.27% 9.42% 8.82% 8.67% 8.95% -5% 0% 5% 10% 15% 20% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD'16 SVB Peers

31 Q3 2016 Corporate Overview and Financial Results October 31, 2016 A Highly Liquid Balance Sheet (9/30/16) Period-end assets $43.3B Period-end liabilities $39.6B * Non-marketable securities net of non-controlling interests were $504M. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Non-marketable securities (VC Investments) 1% $0.6B* Net loans 44% $18.9B AFS securities (primarily agencies) 29% $12.7B Held-to- maturity securities 18% $7.8B Cash 6% $2.5B Other 2% $0.8B Borrowings 2% $0.8B Interest- bearing deposits 18% $7.2B Non-interest- bearing deposits 78% $31.0B Other 2% $0.6B

32 Q3 2016 Corporate Overview and Financial Results October 31, 2016 2016 Balance Sheet Growth Impacted by VC “Recalibration” Investment portfolio = 47% of Total Assets at 9/30/16 Non-Interest-Bearing Deposits = 81% of Total Deposits at 9/30/16 Billions (period end) Billions (period end) $20.0 $22.8 $26.4 $39.3 $44.7 $43.3 $0 $15 $30 $45 2011 2012 2013 2014 2015 Q3'16 Other assets Net loans Non-marketable securities Held-to-maturity securities Available-for-sale securities Cash and cash equivalents $17.7 $20.2 $23.3 $35.3 $41.4 $39.6 $0 $15 $30 $45 2011 2012 2013 2014 2015 Q3'16 Other liabilities Borrowings Interest bearing deposits Noninterest-bearing deposits

33 Q3 2016 Corporate Overview and Financial Results October 31, 2016 8.9 2.1 1.1 0.5$10.5 $11.3 $12.0 $13.5 $16.4 $12.7 $- $2 $4 $6 $8 $10 $12 $14 $16 A High Quality Investment Portfolio A highly liquid portfolio with a duration of 2.3 years Available-for-Sale Securities Held-to-Maturity Securities* Investment portfolio represents 47% of total assets Billions Billions U.S. Treasuries make up 44% of investment portfolio Municipal bonds and notes Non-agency mortgage-backed securities U.S. agency debentures Equity Securities Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities * In June 2014, certain Available-for-Sale (AFS) securities were re-designated as Held-to-Maturity securities. Prior to June 2014, our investment securities portfolio comprised only AFS securities. (As of 9/30/16) $2.1 $3.6 $1.1 $0.6 $0.0 $0.0 $0.0 $7.4 $8.8 $7.8 $0 $2 $4 $6 $8 $10

34 Q3 2016 Corporate Overview and Financial Results October 31, 2016 * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. Robust Client Liquidity Long-term Growth Drivers • Significant client funding and exit activity • Healthy increases in early-stage and private equity client counts YTD 2016 market dynamics resulted in slower client fund flows • Slower early-stage funding • Lack of VC-backed exits • M&A activity by our clients • Acquisitions of our clients * $16.7 $19.2 $22.5 $34.3 $39.1 $38.2 $18.7 $22.5 $26.4 $32.4 $44.0 $43.3 $35.5 $41.7 $48.8 $66.7 $83.1 $81.5 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2011 2012 2013 2014 2015 Q3'16 B ill io ns Period-end client investment funds Period-end deposits Period-end total client funds

35 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Strong Loan Growth Recent growth driven by Private Equity, Private Bank and Global $3.5 $4.6 $4.7 $4.4 $5.8 $7.6 $9.4 $11.5 $14.8 $17.0 $18.2 $18.6 $4.2 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $17.7 $18.8 $19.1 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 B ill io ns Average loans Period-end loans

36 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +100 +$110M +$2.10 +2.35% +0.43% +200 +$220M +$4.21 +4.57% +0.87% +300 +$331M +$6.31 +6.67% +1.30% We expect each 25 bps increase in short-term rates to contribute approximately $27 million to Net Interest Income* We Expect Rising Rates to Benefit Us Significantly * As reported in our sensitivity analysis included in our most recent Form 10-K and Form 10-Q reports pursuant to applicable SEC requirements; these estimates are reported on a post-tax basis and are based on a static balance sheet and assumptions as of September 30, 2016. Actual results may differ.

37 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Millions Financial Crisis: 5 problem loans drove short-lived spike in NPLs History of Strong Credit Quality Though elevated, NPLs from Q2’15 through Q3’16 remain manageable, driven primarily by four Sponsored Buyout (SBO) loans, two of which have been resolved. Financial Crisis: 5 problem loans drove short-lived spike in NCOs * *Annualized Five loans from two “underserved niche” segments to which we no longer lend drove increase in NCOs 3.32% -0.08% 2.64% -0.02% 0.43%* 0.48%* -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Net charge-offs as % of average total gross loans $18.4 $7.6 $87.2 $123.4 $124.7 $106.3 1.07% 0.18% 1.57% 0.73% 0.66% 0.55% $0 $40 $80 $120 $160 $200 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16 Q2'16 Q3'16 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Non-performing loans Non-performing loans as % total gross loans

38 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Investment Securities and Warrant Gains * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. $26.1 $37.4 $(22.1) $(1.1) $16.6 $19.1 $15.9 $12.7 $9.6 $(2.0) $21.6 $18.4 $16.6 $25.4 $12.3 $13.0 $20.2 $20.3 $23.6 $10.7 $16.4 $6.6 $5.1 $21.6 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 M illi on s Net equity warrant gains Net gains (losses) on investment securities net of non-controlling interests*

39 Q3 2016 Corporate Overview and Financial Results October 31, 2016 ($3) $8 $3 $3 $22 $23 $11 $7 $37 $19 $46 $71 $71 $33 ($13) ($1) ($2) ($7) ($10) ($16) ($58) ($23) ($1) ($21) ($26) ($30) ($12) ($35) -$60 -$40 -$20 $0 $20 $40 $60 $80 $100 $120 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 2016 M ill io ns Net Gains on Equity Warrants Net of Early-Stage Loan Losses 2002 through 9/30/16 Cumulative net gains (warrants minus ES NCOs) Net gains (losses) on warrants Early-stage net charge-offs Net Warrant Gains have Exceeded Early-Stage Loan Losses Over Time $99M

40 Q3 2016 Corporate Overview and Financial Results October 31, 2016 $492 $535 $603 $688 $777 $626 65.6% 62.2% 58.5% 56.9% 53.6% 52.4% $0 $200 $400 $600 $800 2011 2012 2013 2014 2015 YTD 2016 Non-GAAP non-interest expense net of non-controlling interests Non-GAAP efficiency ratio Millions 1. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2. Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests 1,2 1,2 Efficiency Ratio Trending Down

Non-GAAP reconciliation
"Core fee"[1] income

Non-GAAP core fee income (dollars in thousands)	Quarter ended Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31,[2] 2015
GAAP noninterest income	$ 238,713	$ 310,225	$ 14,210	$ 80,167	$ 167,637	$ 123,524
Less: gains (losses) on investment securities, net	163,547	223,912	(57,320)	5,644	94,787	33,263
Less: gains on derivative instruments, net	14,382	24,167	12,775	26,538	33,365	39,729
Less: other noninterest income (loss)	11,791	11,200	8,762	(5,361)	(15,861)	(7,678)
Non-GAAP core fee income	$ 48,993	$ 50,946	$ 49,993	$ 53,346	$ 55,346	$ 58,210

Non-GAAP core fee income (dollars in thousands)	Quarter ended Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016
GAAP noninterest income	$ 126,287	$ 108,477	$ 114,506	$ 86,134	$ 112,776	$ 144,140
Less: gains (losses) on investment securities, net	24,975	18,768	12,439	(4,684)	23,270	23,178
Less: gains (losses)on derivative instruments, net	16,317	10,244	17,515	(1,695)	8,798	19,744
Less: other noninterest income (loss)	18,916	11,077	11,847	15,971	6,254	20,692
Non-GAAP core fee income	$ 66,079	$ 68,388	$ 72,705	$ 76,542	$ 74,454	$ 80,526

1) "Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. See "use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

2) March 31, 2015 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). Amounts prior to March 31, 2015 have not been revised.

svb Q3 2016 Corporate Overview and Financial Results October 31, 2016 41

42 Q3 2016 Corporate Overview and Financial Results October 31, 2016 * See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Non-marketable securities Non-GAAP reconciliation* Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) September 30, 2016 GAAP non-marketable securities 625,178$ Less: amounts attributable to non-controlling interests 121,397 Non-GAAP non-marketable securities, net of non-controlling interests 503,781$ Composition of non-GAAP non-marketable securities, net of non-controlling interests September 30, 2016 Non-marketable securities (fair value accounting): Venture capital and private equity fund investments 41,236$ Other venture capital investments 218 Other securities (fair value accounting) 126 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 66,387 Debt funds 18,971 China Joint Venture Investment 77,817 Other investments 50,605 Non-marketable securities (cost method accounting): Venture capital and private equity fund investments 115,113 Other investments 26,834 Investments in qualified affordable housing projects 106,474 Total non-marketable and other securities 503,781$

Non-GAAP reconciliation[1]

Net gains (losses) on investment securities

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015
GAAP net gains (losses) on investment securities	$ 163,547	$ 223,912	$ (57,320)	$ 5,644	$ 94,787	$ 33,263
Less: income (losses) attributable to noncontrolling interests, including carried interest	137,405	186,552	(35,240)	6,757	78,225	14,171
Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests	$ 26,142	$ 37,360	$ (22,080)	$ (1,113)	$ 16,562	$ 19,092

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016
GAAP net gains (losses) on investment securities	$ 24,975	$ 18,768	$ 12,439	$ (4,684)	$ 23,270	$ 23,178
Less: income (losses) attributable to noncontrolling interests, including carried interest	9,036	6,102	2,803	(2,716)	1,622	4,745
Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests	$ 15,939	$ 12,666	$ 9,636	$ (1,968)	$ 21,648	$ 18,433

1) See "use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

svb Q3 2016 Corporate Overview and Financial Results October 31, 2016

43

Non-GAAP reconciliation[1]

Capital ratios

Consolidated (Holdco) TCE/TA and TCE/RWA[1]

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31, 2014[2]	2015	Quarter ended Mar 31, 2016	Jun 30, 2016	Sep 30, 2016
GAAP SVBFG stockholders' equity	$ 2,813,072	$ 3,198,134	$ 3,381,044	$ 3,505,578	$ 3,593,051
Less: Intangible assets	-	-	-	-	-
Tangible common equity (TCE)	$ 2,813,072	$ 3,198,134	$ 3,381,044	$ 3,505,578	$ 3,593,051
GAAP Total assets	$ 39,337,869	$ 44,686,703	$ 43,573,902	$ 43,132,654	$ 43,274,037
Less: Intangible assets	-	-	-	-	-
Tangible assets (TA)	$ 39,337,869	$ 44,686,703	$ 43,573,902	$ 43,132,654	$ 43,274,037
Risk-weighted assets (RWA)	$ 21,755,091	$ 25,919,594	$ 26,382,154	$ 27,145,857	$ 27,407,756
Tangible common equity to tangible assets	7.15%	7.16%	7.76%	8.13%	8.30%
Tangible common equity to risk-weighted assets	12.93%	12.34%	12.82%	12.91%	13.11%

Bank only TCE/TA and TCE/RWA[1]

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31, 2014[2]	2015	Quarter ended Mar 31, 2016	Jun 30, 2016	Sep 30, 2016
Tangible common equity (TCE)	$ 2,399,411	$ 3,059,045	$ 3,246,536	$ 3,359,097	$ 3,405,028
Tangible assets (TA)	$ 37,607,973	$ 44,045,967	$ 42,990,146	$ 42,522,293	$ 42,651,702
Risk-weighted assets (RWA)	$ 21,450,480	$ 24,301,043	$ 24,922,140	$ 25,691,978	$ 25,909,301
Tangible common equity to tangible assets	6.38%	6.95%	7.55%	7.90%	7.98%
Tangible common equity to risk-weighted assets	11.19%	12.59%	13.03%	13.07%	13.14%

1) See "use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts, except risk-weighted assets, have been revised to reflect the application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).

svb
Q3 2016 Corporate Overview and Financial Results October 31, 2016
44

Non-GAAP reconciliation

Non-interest income[1]

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Quarter ended											
	Dec 30, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015[2]	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016
GAAP non-interest income	$ 238,713	$ 310,225	$ 14,210	$ 80,167	$ 167,637	$ 123,524	$ 126,287	$ 108,477	$ 114,506	$ 86,134	$ 112,776	$ 144,140
Less: income (losses) attributable to non-controlling interests, including carried interests	137,833	186,718	(35,325)	4,911	77,320	14,164	8,556	6,343	2,673	(2,671)	1,619	4,679
Non-GAAP non-interest income, net of non-controlling interests	100,880	123,507	49,535	75,256	90,317	109,360	117,731	102,134	111,833	88,805	111,157	139,461
Less: net (losses) on SVBIF Sale Transaction	-	-	-	-	(13,934)	-	-	-	-	-	-	-
Non-GAAP non-interest income, net of noncontrolling interests and excluding net losses on SVBIF Sale Transaction	$ 100,880	$ 123,507	$ 49,535	$ 75,256	$ 104,251	$ 109,360	$ 117,731	$ 102,134	$ 111,833	$ 88,805	$ 111,157	$ 139,461

Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands)	Year ended December 31,				
	2011	2012	2013	2014	2015
GAAP noninterest income	382,332	335,546	673,206	572,239	472,794
Less: income (losses) attributable to noncontrolling interests, including carried interest	122,336	85,940	342,904	233,624	31,736
Non-GAAP noninterest income, net of noncontrolling interests	259,996	249,606	330,302	338,615	441,058
Less: gains on sales of certain available-for-sale securities	37,314	4,955	-	-	
Less: net gains on the sale of certain assets related to our equity management services business	-	4,243	-	-	
Less: net (losses) on the SVBIF sale transaction	-	-	-	(13,934)	
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	222,682	240,408	330,302	352,549	441,058

1) See "use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation).

svb Q3 2016 Corporate Overview and Financial Results October 31, 2016 45

Non-GAAP reconciliation

Non-GAAP operating efficiency ratio, net of non-controlling interests[1]

	Year ended December 31,					YTD Sep 30,
(Dollars in thousands, except ratios)	2011	2012	2013 [2]	2014 [2]	2015	2016
GAAP noninterest expense	$ 500,628	$ 545,998	$ 615,244	$ 707,180	$ 778,016	$ 626,212
Less: amounts attributable to noncontrolling interests	11,567	11,336	12,714	18,867	828	284
Less: net gain from note repurchases and termination of corresponding interest rate swaps	(3,123)	-	-	-	-	
Non-GAAP noninterest expense, net of noncontrolling interests	$ 492,184	$ 534,662	$ 602,530	$ 688,313	$ 777,188	$ 625,928
GAAP net interest income	$ 526,277	$ 617,864	$ 697,344	$ 856,595	$ 1,006,425	$ 853,918
Adjustments for taxable equivalent basis	1,951	1,919	1,724	1,689	1,564	912
Non-GAAP taxable equivalent net interest income	528,228	619,783	699,068	858,284	1,007,989	854,830
Less: income (losses) attributable to noncontrolling interests	122	106	76	33	8	62
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 528,106	$ 619,677	$ 698,992	$ 858,251	$ 1,007,981	$ 854,768
GAAP noninterest income	382,332	335,546	673,206	572,239	472,794	343,050
Non-GAAP noninterest income, net of noncontrolling interests	222,682	240,408	330,302	352,549	441,058	339,423
GAAP total revenue	$ 908,609	$ 953,410	$ 1,370,550	$ 1,428,834	$ 1,479,219	$ 1,196,968
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	$ 750,788	$ 860,085	$ 1,029,294	$ 1,210,800	$ 1,449,039	$ 1,194,191
GAAP operating efficiency ratio	55.10%	57.27%	44.89%	49.49%	52.60%	52.32%
Non-GAAP operating efficiency ratio	65.56%	62.16%	58.54%	56.85%	53.63%	52.41%

1) See "use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).

svb **Q3 2016 Corporate Overview and Financial Results** October 31, 2016 46

47 Q3 2016 Corporate Overview and Financial Results October 31, 2016 Find SVB on LinkedIn, Facebook and Twitter Meghan O’Leary Director of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com